UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
Form 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2021
_______________________
AVIAT NETWORKS, INC.
(Exact name of registrant as specified in its charter)
______________________________________

Delaware	001-33278	20-5961564
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

(Address of principal executive offices, including zip code)
200 Parker Dr., Suite C100A, Austin, Texas 78728

Registrant’s telephone number, including area code: (408)-941-7100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $0.01 per share	AVNW	The Nasdaq Global Select Market

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described under Item 5.07 below, Aviat Networks, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on November 10, 2021. At the Annual Meeting, the Company’s stockholders approved the Aviat Networks, Inc. Amended and Restated Long Term Incentive Plan (the “LTIP”), which was initially approved by the Company’s stockholders on March 20, 2018. The LTIP provides for an increase of 1,250,000 shares of the Company’s Class A common stock in connection with awards of award stock options, stock appreciation rights (“SARs”), performance awards, restricted stock, restricted stock units (“RSUs”), stock awards, other stock-based awards, cash awards, and substitute awards, any of which may be further designated as performance awards, to eligible officers, employees, directors and consultants of the Company and its subsidiaries who are selected by the compensation committee of the Board of Directors (the “Board”) to receive such an award.
A description of the material terms and conditions of the LTIP is provided on pages 42-50 of the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on September 27, 2019 (the “Proxy Statement”), and the full text of the LTIP is included as Annex 1 to the Proxy Statement, which description and text are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

VOTING RESULTS OF FISCAL YEAR 2021 ANNUAL MEETING OF STOCKHOLDERS

The fiscal year 2021 Annual Meeting of Stockholders of the Company was held on November 10, 2021. For more information about the proposals set forth below, please see the Company’s definitive Proxy Statement filed with the SEC on September 13, 2021. A total of 8,372,448 (or approximately 74.8%) of the Company’s shares issued, outstanding and entitled to vote at the fiscal year 2021 Annual Meeting of Stockholders were represented in person or by proxy at the meeting. Set forth below are the final voting results for the proposals voted on at the fiscal year 2021 Annual Meeting of Stockholders.
(1) Proposal 1 - Election of Directors

	Number of Shares
Nominees:	For	Against	Abstain	Broker Non-Votes
John Mutch	5,979,988	105,775	11,539	2,275,146
Bryan Ingram	6,040,075	45,930	11,297	2,275,146
Michele Klein	6,042,428	46,079	8,795	2,275,146
Somesh Singh	6,042,723	45,695	8,884	2,275,146
Peter Smith	6,038,031	45,427	13,844	2,275,146
Dr. James C. Stoffel	5,779,505	305,847	11,950	2,275,146
(2) Proposal 2 - Ratification of the appointment by the Audit Committee of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2022

	Number of Shares
	For	Against	Abstain
Proposal 2	8,288,515	27,820	56,113

(3) Proposal 3 - Advisory, non-binding vote to approve the Company’s named executive officer compensation

	Number of Shares
	For	Against	Abstain	Broker Non-Votes
Proposal 3	5,918,407	144,837	34,058	2,275,146

(4) Proposal 4 - Approval of the Amended and restated 2018 Incentive Plan

	Number of Shares
	For	Against	Abstain	Broker Non-Votes
Proposal 4	5,446,656	617,316	33,330	2,275,146

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.
The following exhibits are filed with this Current Report on Form 8-K:
Exhibit No.    Description
104     Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.

November 15, 2021	By:	/s/ David M. Gray
		Name:	David M. Gray
		Title:	Senior Vice President and Chief Financial Officer